                                  Exhibit 1

                           MERIDIAN DIAGNOSTICS, INC.

                       1,500,000 SHARES OF COMMON STOCK*


                             UNDERWRITING AGREEMENT
                             ----------------------

                                                             _____________, 1996


CLEARY GULL REILAND & MCDEVITT INC.
THE OHIO COMPANY
RONEY & CO.
As Representatives of the
 Several Underwriters Named Herein
c/o Cleary Gull Reiland & McDevitt Inc.
100 East Wisconsin Avenue, Suite 2400
Milwaukee, Wisconsin  53202

Ladies and Gentlemen:

                 Meridian Diagnostics, Inc., an Ohio Corporation (the "Company"), and Jerry L. Ruyan (the "Selling Shareholder") confirm their respective agreements with you (the "Representatives") and each of the other underwriters identified on Schedule I annexed hereto (collectively, the "Underwriters"), as set forth below:

                 1. SECURITIES. Subject to the terms and conditions herein contained, the Selling Shareholder proposes to issue and sell to the Underwriters an aggregate of 1,500,000 shares (the "Firm Shares") of common stock, no par value per share, of the Company (the "Common Stock"). In addition, the Selling Shareholder has agreed to grant to the Underwriters an option to purchase up to 225,000 additional shares of Common Stock, as provided in Section 3 hereof. The Firm Shares and, to the extent such option is exercised, the Option Shares are collectively referred to herein as the "Shares."

                 2.       REPRESENTATIONS AND WARRANTIES.

                          (a) The Company and the Selling Shareholder, jointly and severally, represent and warrant to, and agree with, each of the Underwriters, and shall be deemed to represent and warrant to each of the Underwriters on each Closing Date (as hereafter defined) that:





__________________________________

* Plus an option to acquire up to 225,000 additional shares of Common Stock from the Selling Shareholder to cover over-allotments.

                          (i) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"). The Company has filed a registration statement on such Form (Reg. No. 333-_____) with respect to the Shares, including a prospectus subject to completion, with the Securities and Exchange Commission (the "Commission") under the Act, and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (A) if the Commission has declared such registration statement, as it may have been amended, effective under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act and as have been provided to and approved by the Underwriters prior to the execution of this Agreement, or (B) if the Commission has not declared such registration statement, as it may have been amended, effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Underwriters prior to the execution of this Agreement. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective, including (1) all financial schedules and exhibits thereto, (2) all documents (or portions thereof) incorporated by reference therein filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any documents filed after the date of the Preliminary Prospectus (as hereinafter defined) or Prospectus (as hereinafter defined) and so incorporated by reference and (3) any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective), including all documents (or portions thereof) incorporated by reference therein filed under the Exchange Act, as well any additional registration statement, and any amendments thereto, filed with the Commission after the effectiveness of the foregoing registration statement and prior to the execution of this Agreement or hereafter in accordance with this Agreement for purposes of registering a portion of the Shares under the Act; and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act or, if no prospectus is required to be filed pursuant to said Rule 424(b), such term means the prospectus included in the Registration Statement, in either case including all documents (or portions thereof) incorporated by reference therein filed under the Exchange Act.

                          (ii) Neither the Commission nor any state securities commission has issued any order preventing or suspending the use of any Preliminary Prospectus nor, to the knowledge of the Company and the Selling Shareholder, have any proceedings for that purpose been initiated or threatened. When any Preliminary Prospectus was filed with the Commission, it (A) contained (or incorporated by reference) all statements



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                 required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (B) did not include (or incorporate by reference) any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (1) contained (or incorporated by reference) or will contain (or incorporate by reference) all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (2) did not or will not include (or incorporate by reference) any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective), on the date when the Prospectus is otherwise amended or supplemented and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), the Prospectus, as amended or supplemented at any such time, (AA) contained (or incorporated by reference) or will contain (or incorporate by reference) all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (BB) did not or will not include (or incorporate by reference) any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this subsection (ii) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto with respect to the last paragraph on the outside front cover of the Prospectus concerning the terms of the offering by the Underwriters, the paragraphs on the inside front cover page of the Prospectus relating to stabilization practices and passive market making and the concession and reallowance amounts appearing under the caption "Underwriting." Neither the Company nor any person that controls, is controlled by or in under common control with the Company has distributed or will distribute prior to each Closing Date any offering material in connection with the offering and sale of the Shares other than a Preliminary Prospectus, the Prospectus, the Registration Statement or other materials permitted by the Act and provided to the Representatives.

                          (iii) The documents that are incorporated by reference in each Preliminary Prospectus, the Prospectus or the Registration Statement or from which information is so incorporated by reference, when they became effective or were filed with the Commission, as the case may be, complied with the requirements of the Act or





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         the Exchange Act, as applicable, and any document so filed and incorporated by reference subsequent to the effective date of the Registration Statement shall, when it is filed with the Commission, comply with the requirements of the Act and the Exchange Act, as applicable, and when read together with the other information included in such Preliminary Prospectus, the Prospectus or the Registration Statement, as the case may be, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                          (iv) The Company's only subsidiaries are listed in Exhibit A hereto (the "Subsidiaries"). The Company and the Subsidiaries have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation. The Company and each of the Subsidiaries are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and the Subsidiaries, taken as a whole.

                          (v) The Company and each of the Subsidiaries have full power (corporate and other) to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus; and the Company has full power (corporate and other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it.

                          (vi) The issued shares of capital stock of each of the Company's directly-owned Subsidiaries as set forth in Exhibit A hereto have been duly authorized and validly issued; are fully paid and nonassessable and are all owned beneficially by the Company free and clear of any security interests, liens, encumbrances, equities or claims. The outstanding quotas of Meridian Diagnostics Europe, s.r.l. ("MDE") have been duly authorized and validly issued, are fully paid and nonassessable and are owned beneficially as set forth in Exhibit A hereto free and clear of any security interests, liens, encumbrances, equities or claims. There are no outstanding options, warrants or other rights of any description, contractual or otherwise, entitling any person to subscribe for or purchase any shares of capital stock of any Subsidiary.

                          (vii) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. No holder of outstanding shares of capital stock of the Company is entitled as such to any preemptive or other rights to subscribe for any of the Shares or any other Common Stock, and no shares of Common Stock have been issued in violation





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
         of such rights. No holder of securities of the Company has any right, which has not been fully exercised or waived, to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement.

                          (viii) The capital stock of the Company conforms to the description thereof contained in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus. There are no outstanding options, warrants or other rights to subscribe for or purchase Common Stock, except as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                          (ix) The consolidated financial statements and schedules, if any, of the Company and the Subsidiaries included, and incorporated by reference, in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the financial position of the Company and the Subsidiaries and their results of operations and changes in financial condition as of the dates and periods therein specified. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Selected Consolidated Financial Data" in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly presents on the basis stated in the Prospectus (or such Preliminary Prospectus) the information included therein.

                          (x) Arthur Andersen LLP, who have certified certain financial statements of the Company and the Subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included, or incorporated by reference, in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act, the Exchange Act and the related published rules and regulations thereunder.

                          (xi) The execution and delivery of this Agreement has been duly authorized by the Company. This Agreement has been duly executed and delivered by the Company and, assuming due execution by the other parties hereto, is the legal, valid and binding obligation of the Company, enforceable by any such party against the Company in accordance with its terms.

                          (xii) No legal or governmental proceedings are pending to which the Company or any of the Subsidiaries is a party or to which the property of the Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein (or, if the Prospectus is not in existence, the most recent preliminary Prospectus), and no such proceedings have been threatened against the Company or any of the Subsidiaries or with respect to any of their





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         respective properties; and no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or filed as required.

                          (xiii) The compliance by the Company with the provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority or regulatory body, except such as have been obtained or such as may be required under state securities or blue sky laws ("Blue Sky Laws"), the National Association of Securities Dealers, Inc. ("NASD") and, if the Registration Statement (as amended) filed with respect to the Shares is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective properties are bound, or the charter documents, Code of Regulations or by-laws of the Company or any of the Subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of the Subsidiaries.

                          (xiv)      The Company has not, directly or
         indirectly, (A) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (B) since the filing of the Registration Statement (1) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Shares or any Common Stock or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                          (xv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), (A) the Company and the Subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (B) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (C) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and the Subsidiaries or any change or development involving or that could be expected to involve a material adverse change in the condition (financial or otherwise), management, business, prospects, net worth or results of operations of the Company and the Subsidiaries ("Material Adverse Change"), except in each case as





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
         described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                          (xvi) The Company and each of the Subsidiaries have good and marketable title in fee simple to all items of real property and marketable title to all personal property owned by each of them, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or such Subsidiary, and any real property and buildings held under lease by the Company or any such Subsidiary are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary, in each case mentioned in this paragraph except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                          (xvii) No labor dispute with the employees of the Company or any of the Subsidiaries exists or is threatened or imminent that could result in a Material Adverse Change, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                          (xviii)    The Company and the Subsidiaries own or
         possess, or can acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by them in connection with their respective businesses, and neither the Company nor any such Subsidiary has received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). The Company and the Subsidiaries have taken reasonable action to protect proprietary or other confidential information currently employed by them in connection with their respective businesses, including without limitation causing appropriate employees to execute enforceable confidentiality agreements. The patents, registered trademarks and registered service marks described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) have been issued or registered as so described, and the Company has maintained such patents and registrations in accordance with applicable requirements.

                          (xix) The Company and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such Subsidiary has any reason





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
         to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not result in a Material Adverse Change, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                          (xx) No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                          (xxi) The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                          (xxii) Neither the Company nor any Subsidiary is an "investment company", an "affiliated person" of or "promoter" or "principal underwriter" for an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended. The Company will conduct its operations in a manner that will not subject it to registration as an "investment company" under such act.

                          (xxiii)    The Company has filed all foreign,
         federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not result in a Material Adverse Change) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                          (xxiv) Neither the Company nor any of the Subsidiaries is in violation of any federal, state or foreign law or regulation relating to occupational safety and health, the environment or the storage, handling or transportation of hazardous or toxic materials, pollutants or contaminants, including, without limitation, all rules and requirements of the State of Ohio Fire Marshall, Bureau of Underground Storage Tank Regulations, and the Company and the Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal, state and foreign occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and each Subsidiary is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of laws or regulations, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a Material Adverse Change, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                          (xxv) Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company and the Selling Shareholder to each Underwriter as to the matters covered thereby.

                          (xxvi) Except for the shares of capital stock of each of the Subsidiaries owned by the Company and such Subsidiaries, neither the Company nor any Subsidiary owns any material amount of shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                          (xxvii)    The Company and each of the
         Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability;
         (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                          (xxviii)   Neither the Company nor any Subsidiary is,
         nor with the giving of notice or passage of time or both, would be, in violation or in breach of: (A) its respective Articles of Incorporation or By-laws (or other corporate governing documents); (B) any statute, ordinance, order, rule or regulation applicable to the Company or such Subsidiary; (C) any order or decree of any court, regulatory body, arbitrator, administrative agency or other instrumentality of the United States or other country or jurisdiction having jurisdiction over the Company or such Subsidiary; or (D) any provision of any agreement, lease, franchise, license, indenture, permit, mortgage, deed of trust, evidence of indebtedness or other instrument to which the Company or such Subsidiary is a party or by which any property owned or leased by the Company or such Subsidiary is bound or affected, except where such violation or breach would not result in a Material Adverse Change, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                          (xxix) Neither the Company nor any person that controls, is controlled by (including the Subsidiaries) or is under common control with the Company has, directly or indirectly: (A) made any unlawful contribution to any candidate for political office, or failed to disclose fully any contribution in violation of law; or (B) made any payment to any federal, state or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof or applicable foreign jurisdictions, except where such illegal contribution, payment or failure to disclose would not result in a Material Adverse Change.

                          (xxx) The Company and the Subsidiaries are in compliance with the requirements of the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder, except to the extent that failure to be in such compliance would not result in a Material Adverse Change.

                          (xxxi) Neither the Company nor any of the Subsidiaries nor any affiliate of the Company or any of the Subsidiaries does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section
         517.075 of the Florida Statutes, and the Company agrees to comply with such Section if, prior to the completion of the distribution of the Shares, the Company, any of its Subsidiaries or any affiliate of the Company or any of its Subsidiaries commences doing such business.

                          (xxxii)    The Company has obtained for the benefit
         of the Underwriters the written agreement, enforceable by the Representatives, of each of the officers and directors of the Company, that for a period commencing on the date of such agreement and continuing until 90 days after the date of the Prospectus, such persons will not, without the prior written consent of Cleary Gull Reiland & McDevitt Inc. ("Cleary Gull"), directly or indirectly, offer, sell, transfer, or pledge, contract to sell, transfer or pledge, or cause or in any way permit to be sold, transferred, pledged, or otherwise disposed of, any: (A) shares of Common Stock;
         (B) rights to purchase shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by any such shareholder in accordance with the applicable regulations of the Commission and shares of Common Stock that may be issued upon the exercise of a stock option, warrant or other convertible security); or (C) securities that are convertible or exchangeable into shares of Common Stock, except as may be provided in any such written agreement.

                          (xxxiii)   None of the Company, any Subsidiary, any
         officer or director of the Company or any Subsidiary, or any person who owns, of record or beneficially, five percent (5%) or more of any class of securities issued by the Company is: (A) an officer, director or partner of any brokerage firm, broker or dealer that is a member of the NASD ("NASD Member") or (B) directly or indirectly, a "person associated with" an NASD Member or an "affiliate" of an NASD Member, as such terms are used in the NASD Rules of Fair Practice. In addition, neither the Company nor any Subsidiary has issued or transferred any Common Stock, warrants, options or other securities, or any other items of value, to any of the Underwriters or any "related person" of any Underwriter, as such term is used in the NASD Rules of Fair Practice, except as provided in this Agreement.

                 (b) The Selling Shareholder represents and warrants to and agrees with the several Underwriters and the Company, and shall be deemed to represent and warrant to the several Underwriters and the Company on each Closing Date, that:

                          (i) The Selling Shareholder has duly executed a durable power of attorney and custody agreement ("Durable Power of Attorney and Custody Agreement") naming __________ and __________, or either of them, as the Selling Shareholder's attorney(s)-in-fact ("Attorneys-in-Fact") for the purpose of entering into and carrying out this Agreement and naming __________ as custodian ("Custodian") of the Shares of the Selling Shareholder for the purpose of selling the Shares to the Underwriters on each Closing Date and receiving payment therefor.

                          (ii) All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Shareholder of this Agreement and the Durable Power of Attorney and Custody Agreement and for the sale and delivery of the Shares have been obtained. The Selling Shareholder has, and at the time of delivery thereof hereunder the Selling Shareholder will have, good and valid title to the Shares, free and clear of all voting trust arrangements, liens, encumbrances, security interests, equities, claims and community or marital property rights, other than any created by the Durable Power of Attorney and Custody Agreement or this Agreement for the benefit of the Underwriters. The Selling Shareholder has full right, power and authority to enter into this Agreement and the Durable Power of Attorney and Custody Agreement and to sell, assign, transfer and deliver the Shares hereunder, free and clear of all voting trust arrangements, liens, encumbrances, security interests, equities, claims and community or marital property rights, other than any created by the Durable Power of Attorney and Custody Agreement or this Agreement for the benefit of the Underwriters. Upon delivery of and payment for such Shares hereunder, the Underwriters will acquire good and valid title thereto, free and clear of all voting trust arrangements, liens, encumbrances, security interests, equities, claims and community or marital property rights.

                          (iii)      The Selling Shareholder has not
         distributed and will not distribute any Preliminary Prospectus, the Prospectus or any other material in connection with the offering and sale of the Shares. The Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or which could cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Stock.

                          (iv) The execution, delivery and performance by the Selling Shareholder of this Agreement and the Durable Power of Attorney and Custody

         Agreement will not, if applicable, constitute a breach, or be in contravention, of any provision of any agreement, franchise, license, indenture, mortgage, deed of trust or other instrument to which the Selling Shareholder is a party or by which the Selling Shareholder or the Selling Shareholder's property may be bound or affected, or any statute, rule or regulation applicable to the Selling Shareholder, or violate any order or decree of any court, regulatory body, administrative agency or other governmental body having jurisdiction over the Selling Shareholder or any of such Selling Shareholder's property. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of, and performance under, this Agreement by the Selling Shareholder or the consummation by the Selling Shareholder of the transactions contemplated by this Agreement, except for compliance with the Act, the Exchange Act, the Blue Sky Laws applicable to the public offering of the Shares by the Underwriters and the clearance of such offering with the NASD. The Selling Shareholder hereby represents and warrants that each Attorney-in-Fact has been duly appointed as attorney-in-fact by the Selling Shareholder for the purpose of entering into and carrying out this Agreement, and the Durable Power of Attorney and Custody Agreement has been duly executed and delivered by or on behalf of the Selling Shareholder to the Representative.

                          (v) This Agreement and the Durable Power of Attorney and Custody Agreement are each valid and binding agreements of the Selling Shareholder enforceable in accordance with their respective terms.

                          (vi) The Selling Shareholder has deposited in custody, under the Durable Power of Attorney and Custody Agreement, certificates in negotiable form for the Shares (including the maximum number of Option Shares) for the purpose of further delivery pursuant to this Agreement. The Selling Shareholder agrees that the Shares on deposit with the Custodian are subject to the interests of the Underwriters, that the arrangements made for such custody, and the appointment of the Attorneys-in-Fact pursuant to the Durable Power of Attorney and Custody Agreement, are to that extent irrevocable, and that the obligations of the Selling Shareholder hereunder and under the Durable Power of Attorney and Custody Agreement shall not be terminated, except as provided in this Agreement and the Durable Power of Attorney and Custody Agreement, by any act of the Selling Shareholder, by operation of law, whether by the death or incapacity of the Selling Shareholder or by the occurrence of any other event.
         If the Selling Shareholder should die or become incapacitated or if any other event should occur before the delivery of the Shares hereunder, the certificates for Shares then on deposit with the Custodian shall, to the extent such Shares are purchased by the Underwriters, be delivered by the Custodian in accordance with the terms and conditions of this Agreement and the Durable Power of Attorney and Custody Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice thereof. The Selling Shareholder represents that each Attorney-in-Fact has been authorized by the Selling Shareholder to execute and deliver this Agreement and the Custodian has been authorized to receive and acknowledge receipt of the proceeds of sale of the Shares sold by the Selling Shareholder against delivery thereof and otherwise to act on behalf of the Selling Shareholder.

                          (vii) Insofar as it relates to the Selling Shareholder, each Preliminary Prospectus, as of its date, has conformed in all material respects with the requirements of the Act and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading; and on the effective date of the Registration Statement and at all times subsequent thereto up to each Closing Date, (A) the Registration Statement and the Prospectus, as they relate to such Selling Shareholder, did or will conform to the requirements of the Act, and (B) neither the Registration Statement nor the Prospectus as it relates to such Selling Shareholder did or will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                          (viii) The information contained in the Selling Shareholder's Directors' and Officers' Questionnaire completed in connection with the proposed sale of the Shares and delivered to the Representatives was, as of the date of such questionnaire, and is, as of the date of this Agreement, true and correct.

                 3.       PURCHASE, SALE AND DELIVERY OF SHARES.

                 (a) On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Selling Shareholder agrees to sell the Firm Shares to the Underwriters, and each of the Underwriters agrees to purchase from the Selling Shareholder the number of Firm Shares as hereinafter set forth at the price per share of $________. The obligation of each Underwriter to the Selling Shareholder shall be to purchase from the Selling Shareholder the number of full Firm Shares set forth opposite the name of such Underwriter in Schedule I annexed hereto.

                 (b) On the Firm Closing Date (as hereinafter defined), the Custodian on behalf of the Selling Shareholder will deliver to the Representatives, at the offices of Cleary Gull, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, or through the facilities of The Depository Trust Company, for the accounts of the several Underwriters, certificates representing the Firm Shares against payment in Milwaukee, Wisconsin of the purchase price therefor by certified or official bank check or checks in New York Clearing House (next day) funds payable to the order of the Custodian. As referred to in this Agreement, the "Firm Closing Date" shall be on the third full business day after the date of the Prospectus, at 9:00 a.m., Milwaukee, Wisconsin time, or at such other date or time not later than ten full business days after the date of the Prospectus as the Representatives and the Attorneys-in-Fact (or either of them) may agree. The certificates for the Firm Shares to be so delivered will be in denominations and registered in such names as the Representatives request by notice to the Attorneys-in-Fact, or either of them, prior to the Firm Closing Date, and such certificates will be made available for checking and packaging at 9:00 a.m., Milwaukee, Wisconsin time on the first full business day preceding the Firm Closing Date at a location to be designated by the Representatives.

                 (c) In addition, on the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Selling Shareholder hereby agrees to sell to the Underwriters, and the Underwriters, severally and not jointly, shall have the right at any time within thirty days after the date of the Prospectus to purchase up to the number of Option Shares from the Selling Shareholder at the purchase price per share to be paid for the Firm Shares, for use solely in covering any over-allotments made by the Underwriters in the sale and distribution of the Firm Shares. The option granted hereunder may be exercised upon notice by the Representatives to the Attorneys-in-Fact, or either of them, within thirty days after the date of the Prospectus setting forth the aggregate number of Option Shares to be purchased by the Underwriters and sold by the Selling Shareholder, the names and denominations in which the certificates for such shares are to be registered and the date and place at which such certificates will be delivered. Such date of delivery ("Option Closing Date") shall be determined by the Representatives, provided that the Option Closing Date, which may be the same as the Firm Closing Date, shall not be earlier than the Firm Closing Date and, if after the Firm Closing Date, shall not be earlier than three nor later than ten full business days after delivery of such notice to exercise. Certificates for the Option Shares will be made available for checking and packaging at 9:00 a.m., Milwaukee, Wisconsin time, on the first full business day preceding the Option Closing Date at a location to be designated by the Representatives. The manner of payment for and delivery of (including the denominations of and the names in which certificates are to be registered) the Option Shares shall be the same as for the Firm Shares.

                 (d) The Representatives have advised the Attorneys-in-Fact that each Underwriter has authorized the Representatives to accept delivery of the Shares and to make payment therefor. It is understood that the Representatives, individually and not as representatives of the Underwriters, may (but shall not be obligated to) make payment for any Shares to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the Firm Closing Date or the Option Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any obligation under this Agreement. As referred to in this Agreement, "Closing Date" shall mean either the Firm Closing Date or the Option Closing Date.

                 4. REPRESENTATION OF UNDERWRITERS. The Representatives will act as the representatives for the several Underwriters in connection with the public offering of the Shares, and any action under or in respect of this Agreement taken by the Representatives will be binding upon all of the Underwriters.

                 5. INFORMATION FURNISHED BY THE UNDERWRITERS. The information set forth in the last paragraph on the outside front cover page of the Prospectus concerning the terms of the offering by the Underwriters, the paragraphs on the inside front cover page of the Prospectus relating to stabilization practices and passive market making, and the concession and reallowance amounts appearing under the caption "Underwriting" in the Prospectus constitute all of the information furnished to the Company by and on behalf of the Underwriters for use in connection with the preparation of the Registration Statement and the Prospectus, as such information is referred to in this Agreement.

                 6. COVENANTS OF THE COMPANY. The Company covenants and agrees with the several Underwriters that:

                 (a) If the effective time of the Registration Statement is not prior to the execution and delivery of this Agreement, then the Company will use its best efforts to cause the Registration Statement to become effective at the earliest possible time and, upon notification from the Commission that the Registration Statement has become effective, will so advise the Representatives and counsel to the Underwriters promptly. If the effective time of the Registration Statement is prior to the execution and delivery of this Agreement and any information shall have been omitted therefrom in reliance upon Rule 430A, the Company, at the earliest possible time, will furnish the Representatives with a copy of the Prospectus to be filed by the Company with the Commission to comply with Rule 424(b) and Rule 430A under the Act and, if the Representatives do not object to the contents thereof, will comply with such Rules. Upon compliance with such Rules, the Company will so advise the Representatives promptly. The Company will advise the Representatives and counsel to the Underwriters and the Attorneys-in-Fact promptly of the issuance by the Commission or any state securities commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose, or of any notification of the suspension of qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceedings for that purpose, and will also advise the Representatives and counsel to the Underwriters and the Attorneys-in-Fact promptly of any request of the Commission for amendment or supplement of the Registration Statement, of any Preliminary Prospectus or of the Prospectus, or for additional information, and the Company will not file any amendment or supplement to the Registration Statement (either before or after it becomes effective), to any Preliminary Prospectus or to the Prospectus (including a prospectus filed pursuant to Rule 424(b)), or file any document under the Exchange Act before the termination of the public offering of the Shares by the Underwriters if such document would be deemed to be incorporated by reference in the Registration Statement, if the Representatives have not been furnished with a copy prior to such filing (with a reasonable opportunity to review such amendment or supplement) or if the Representatives object to such filing.

                 (b) If, at any time when a prospectus relating to the Shares is required by law to be delivered in connection with sales by an Underwriter or dealer, any event occurs as a result of which the Prospectus would include an untrue statement of a material fact, or would omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to supplement the Prospectus to comply with the Act or to file under the Exchange Act any document that would be deemed to be incorporated by reference in the Registration Statement to comply with the Act or the Exchange Act, the Company promptly will advise the Representatives and counsel to the Underwriters and the Attorneys-in-Fact thereof and will promptly prepare and file with the Commission, at its expense, an amendment to the Registration Statement or file such document that will correct such statement or omission or an amendment that will effect such compliance; and, if any Underwriter is required to deliver a prospectus after the effective date of the Registration Statement, the Company, upon request of the Representatives, will prepare promptly such prospectus or prospectuses as may be necessary to permit compliance with the requirements of
Section 10(a)(3) of the Act. The Company consents to the use, in accordance with the provisions of the Act and with the Blue Sky Laws of the jurisdictions in which the Shares are offered by the several Underwriters and by dealers, of each Preliminary Prospectus.

                 (c) Neither the Company nor any Subsidiary will, prior to the Option Closing Date, if any, incur any liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business, or enter into any transaction with an "affiliate," as defined in Rule 405 under the Act, that is required to be described in the Prospectus pursuant to Item 404 of Regulation S-K under the Act, except as described in the Prospectus.

                 (d) Neither the Company nor any Subsidiary will, prior to the Option Closing Date, if any, acquire any of the Common Stock nor will the Company declare or pay any dividend or make any other distribution upon its Common Stock payable to shareholders of record on a date prior to the Option Closing Date, except as described in the Prospectus.

                 (e) The Company will make generally available to its security holders and the Representatives an earnings statement as soon as practicable, but in no event later than sixty days after the end of its fiscal quarter in which the first anniversary of the effective date of the Registration Statement occurs, covering a period of twelve consecutive calendar months beginning after the effective date of the Registration Statement, which will satisfy the provisions of the last paragraph of Section 11(a) of the Act and Rule 158 promulgated thereunder.

                 (f) During such period as a prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, the Company will furnish to the Representatives, at the expense of the Company, copies of the Registration Statement, the Prospectus, any Preliminary Prospectus and all amendments and supplements to any such documents, including any document filed under the Exchange Act and deemed to be incorporated by reference in the Registration Statement, in each case as soon as available and in such quantities as the Representatives may reasonably request.

                 (g) The Company will cooperate with the Representatives and counsel to the Underwriters in qualifying or registering the Shares for sale under the Blue Sky Laws of such jurisdictions as the Representatives designate and will continue such qualifications or registrations in effect so long as reasonably requested by the Representatives to effect the distribution of the Shares, except that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction where it is not presently qualified. In each jurisdiction where any of the Shares shall have been qualified as provided above, the Company will file such reports and statements as may be required to continue such qualification for a period of not less than one year from the date of the Prospectus. The Company shall promptly prepare and file with the Commission, from time to time, such reports as may be required to be filed by the Act and the Exchange Act, and the Company shall comply in all respects with the undertakings given by the Company in connection with the qualification or registration of the Shares for offering and sale under the Blue Sky Laws.

                 (h) During the period of three years from the date of the Prospectus, the Company will furnish to each of the Representatives and to each of the other Underwriters who may so request, as soon as available, each report, statement or other document of the Company or its Board of Directors mailed to its shareholders or filed with the Commission, and such other information concerning the Company as the Representatives may reasonably request.

                 (i) The Company shall take all necessary or appropriate action within its power to maintain the authorization for trading of the Common Stock as a Nasdaq National Market security, or take such action to authorize the Common Stock for listing on the New York Stock Exchange or the American Stock Exchange, for a period of at least thirty-six months after the date of the Prospectus.

                 (j) Except for the issuance and sale by the Company of Common Stock upon exercise of presently existing outstanding stock options and the grant of employee stock options pursuant to the Company's 1996 Stock Option Plan (provided that none of such options shall be exercisable for a period of 90 days after the date of the Prospectus), the Company shall not, for a period of 90 days after the date of the Prospectus, without the prior written consent of Cleary Gull, directly or indirectly, offer, sell or otherwise dispose of, contract to sell or otherwise dispose of, or cause or in any way permit to be sold or otherwise disposed of, any: (i) shares of Common Stock; (ii) rights to purchase shares of Common Stock; or (iii) securities that are convertible or exchangeable into shares of Common Stock.

                 (k) The Company will maintain a transfer agent and, if required by law or the rules of The Nasdaq Stock Market or any national securities exchange on which the Common Stock is listed, a registrar (which, if permitted by applicable laws and rules, may be the same entity as the transfer agent) for its Common Stock.

                 (l) If at any time when a prospectus relating to the Shares is required to be delivered under the Act, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in the opinion of Cleary Gull, the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to the Prospectus), the Company will, after written notice from Cleary Gull advising the Company of any of the matters set forth above, promptly consult with Cleary Gull concerning the advisability and substance of, and, if the Company and Cleary Gull determine that it is appropriate, disseminate, a press release or other public statement responding to or commenting on, such rumor, publication or event.

                 (m) The Company will comply or cause to be complied with the conditions to the obligations of the Underwriters in Section 9 hereof.

                 7. COVENANTS OF THE SELLING SHAREHOLDER. The Selling Shareholder covenants and agrees with the several Underwriters and the Company as follows:

                 (a) If the effective time of the Registration Statement is not prior to the execution and delivery of this Agreement, the Selling Shareholder will cooperate to the extent necessary to cause the Registration Statement to become effective at the earliest possible time; and the Selling Shareholder will do and perform all things to be done and performed by such Selling Shareholder prior to each Closing Date, pursuant to this Agreement or the Durable Power of Attorney and Custody Agreement.

                 (b) The Selling Shareholder agrees to deliver to the Custodian on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable substitute form or statement specified by Treasury Department regulations in lieu thereof).

                 (c) The Selling Shareholder will pay all federal and other taxes, if any, on the transfer or sale of the Shares.

                 (d) For a period of 360 days after the date of the Prospectus, the Selling Shareholder will not, without the prior written consent of Cleary Gull, directly or indirectly, offer, sell, transfer, or pledge, contract to sell, transfer or pledge or cause or in any way permit to be sold, transferred, pledged or otherwise disposed of any: (i) shares of Common Stock;
(ii) rights to purchase shares of Common Stock (including, without limitation, shares of Common Stock that may be issued upon exercise of a stock option, warrant or other convertible security); or (iii) securities that are convertible or exchangeable into shares of Common Stock, except that the Selling Shareholder may, during such 360-day period, make bona fide gifts of Common Stock to donees who agree in writing with the Underwriters to be subject to the same restrictions as set forth herein.

                 (e) The Selling Shareholder will furnish any documents, instruments or other information that the Representatives may reasonably request in connection with the sale and transfer of the Shares to the Underwriters.

                 (f) If the sale to the Underwriters of the Firm Shares is not consummated for any reason other than termination of this Agreement pursuant to Section 12 hereof or pursuant to Section 14(b) or 14(d) hereof, without limiting any other rights the Underwriters may have, the Company agrees to reimburse the Underwriters upon demand for all out-of-pocket expenses (including reasonable fees and expenses of counsel for the Underwriters) that shall have been incurred by the Underwriters in connection with the proposed purchase and sale of the Shares, and the provisions of Sections 8 and 11 hereof shall at all times be effective and apply.

                 (g) If the sale to the Underwriters of the Firm Shares is not consummated for any reason other than termination of this Agreement by the Underwriters pursuant to Section 14 hereof, then the Company and/or the Selling Shareholder, as the case may be, shall offer to hire, on customary terms and conditions, all Unreimbursed Representatives (as such term is defined below) as financial advisors in connection with the first sale, subsequent to the date hereof, of a material amount of securities of the Comany (without limitation, a transaction by the Selling Shareholder pursuant to Rule 144 under the Act would not be a sale of a material amount of Company securities, but a business combination involving the Company would be a sale of a material amount of Company securities) by the Company and/or the Selling Shareholder, as the case may be, in a private or public transaction made in good faith. For purposes of this Agreement, an "Unreimbursed Representative" shall be a Representative which has not been reimbursed for its allocated share of expenses in connection with the transactions contemplated hereby under Section 7(f) or otherwise, it being agreed that the Company and/or the Selling Shareholder can avoid the obligation imposed on each of them under this Section 7(g) as to any Representative by reimbursing such Representative for its allocated share of expenses relating to the transactions contemplated hereby.

                 8. PAYMENT OF EXPENSES. Whether or not the transactions contemplated hereunder are consummated or this Agreement becomes effective, or if this Agreement is terminated for any reason, the Selling Shareholder will pay the costs, fees and expenses incurred in connection with the public offering of the Shares. Such costs, fees and expenses to be paid by the Selling Shareholder include, without limitation:

                 (a) All costs, fees and expenses (excluding the expenses incurred by the Underwriters and the reasonable legal fees and disbursements of counsel for the Underwriters, but including such fees and disbursements described in subsection (b) of this Section 8) incurred in connection with the performance of the Company's obligations hereunder, including without limiting the generality of the foregoing: the registration fees related to the filing of the Registration Statement with the Commission; the fees and expenses related to the quotation of the Shares on the Nasdaq National Market or other national securities exchange; the fees and expenses incurred in connection with the preparation, printing, shipping and delivery of the Registration Statement, each Preliminary Prospectus and the Prospectus (including all exhibits and financial statements) and all agreements and supplements provided for herein, this Agreement and the Preliminary and Supplemental Blue Sky Memoranda and the Durable Power of Attorney and Custody Agreement, including, without limitation, shipping expenses via overnight delivery and/or courier service to comply with applicable prospectus delivery requirements; and the costs and expenses associated with the production of materials related to, and travel expenses incurred by the management of the Company in connection with, the various meetings to be held between the Company's management and prospective investors.

                 (b) All registration fees and expenses, including reasonable legal fees and disbursements of counsel for the Underwriters incurred in connection with qualifying or registering all or any part of the Shares for offer and sale under the Blue Sky Laws and the clearing of the public offering and the underwriting arrangements evidenced hereby with the NASD, provided that

Selling Shareholder shall not be liable for legal fees of counsel for the Underwriters under this subsection (b) to the extent such fees exceed $12,500 (which amount shall not include filing fees required under the Blue Sky Laws and the rules of the NASD or other disbursements).

                 (c) All transfer or sales tax imposed upon the transfer and sale of the Selling Shareholder's Shares to the Underwriters and for all fees and expenses of the Attorneys-in-Fact and the Custodian. All costs and expenses incident to the performance of the Selling Shareholder's obligations hereunder that are not otherwise specifically provided for in this Section will be borne and paid solely by the Selling Shareholder.

                 9. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters under this Agreement shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholder herein set forth as of the date hereof and as of each Closing Date, to the accuracy of the statements of the Company's officers, the Selling Shareholder and the Attorneys-in-Fact on behalf of the Selling Shareholder made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholder of their respective obligations hereunder, and to the following additional conditions, unless waived in writing by the Representatives:

                 (a) The Registration Statement shall have been declared effective by the Commission not later than 10:00 a.m., Washington, D.C. time, on the date of this Agreement, or such later time as shall have been consented to by the Representatives; all filings required by Rules 424(b) and 430A under the Act shall have been timely made; no stop order suspending the effectiveness of the Registration Statement shall have been issued by the Commission or any state securities commission nor, to the knowledge of the Company, shall any proceedings for that purpose have been initiated or threatened; and any request of the Commission or any state securities commission for including of additional information in the Registration Statement, or otherwise, shall have been complied with to the satisfaction of the Representatives.

                 (b) Since the dates as of which information is given in the Registration Statement:

                          (i) there shall not have occurred any adverse change, or development involving a prospective adverse change, in the condition (financial or otherwise), management, business, prospects, net worth or results of operations of the Company and the Subsidiaries, whether or not arising from transactions in the ordinary course of business; and

                          (ii) neither the Company nor any Subsidiary shall have sustained any loss or interference from any labor dispute, strike, fire, flood, windstorm, accident or other calamity (whether or not insured) or from any court or governmental action, order or decree, the effect of which on the Company, in any such case described in clause (i) or
(ii) above, is in the opinion of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and Prospectus.

                 (c) The Representatives shall not have advised the Company that the Registration Statement or the Prospectus contains (or incorporates by reference) an untrue statement of fact that, in the opinion of the Representatives or counsel for the Underwriters, is material, or omits to state a fact that, in the opinion of the Representatives or such counsel, is material and is required to be stated therein or necessary to make the statements therein not misleading.

                 (d) The Representatives shall have received an opinion of Keating, Muething & Klekamp, counsel for the Company, addressed to the Representatives, as the representatives of the Underwriters, and dated the Firm Closing Date or the Option Closing Date, as the case may be, to the effect that:

                          (i) the Company and each of the Subsidiaries have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and the Subsidiaries, taken as a whole;

                          (ii) the Company and each of the Subsidiaries have corporate power to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus, and the Company has corporate power to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it;

                          (iii) the issued shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned beneficially by the Company free and clear of any perfected security interests or, to the best knowledge of such counsel, any other security interests, liens, encumbrances, equities or claims; the outstanding quotas of MDE, to the extent necessary or applicable, have been duly authorized and validly issued, are fully paid and nonassessable and are owned beneficially as set forth in Exhibit A hereto free and clear of any security interests, liens, encumbrances, equities or claims; there are no preemptive, preferential or, to such counsel's knowledge, other rights to subscribe for or purchase any shares of capital stock of any Subsidiary; and to such counsel's knowledge, no shares of capital stock of any Subsidiary have been issued in violation of such rights;

                          (iv) the authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus; all of the issued shares of capital stock of the Company, including, without limitation, the Shares, have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities; no holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Shares; and no holders of securities of the Company are entitled to have such securities registered under the Registration Statement; and the certificates for the Shares to be delivered hereunder are in due and proper form and conform to the requirements of applicable law;

                          (v) the statements set forth under the heading "Description of Capital Stock" in the Prospectus, insofar as such statements purport to summarize certain provisions of the capital stock of the Company, provide a fair summary of such provisions; and the statements set forth under the headings "Business - Government Regulations" and "Business - Legal Proceedings" in the Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, provide a fair summary of such legal matters, documents and proceedings therein discussed;

                          (vi) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of the Company and this Agreement has been duly executed and delivered by the Company; and this Agreement is a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except that rights to indemnity or contribution may be limited by applicable law and except as enforceability of this Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by equitable principles limiting the right to specific performance or other equitable relief;

                          (vii)      after due inquiry and to the best
         knowledge of such counsel, no legal or governmental proceedings are pending to which the Company or any of the Subsidiaries is a party or to which the property of the Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and that are not described therein, and, to the best knowledge of such counsel, no such proceedings have been threatened against the Company or any of the Subsidiaries or with respect to any of their respective properties; and no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

                          (viii) the compliance by the Company with the provisions of this Agreement and the consummation of the transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority or regulatory body, except such as have been obtained and such as may be required under the Blue Sky Laws or by the NASD, as to which counsel need not express an opinion, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument, known to such counsel, to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective properties are bound, or the charter documents, Code of Regulations or by-laws of the Company or any of the Subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Company or any of the Subsidiaries;

                          (ix) the Registration Statement is effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto has been issued; and no proceedings for that purpose have been instituted or threatened or, to the best knowledge of such counsel, are contemplated by the Commission;

                          (x) the Registration Statement originally filed with respect to the Shares and each amendment thereto and the Prospectus (in each case, including the documents incorporated by reference therein but not including the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder;

                          (xi) the Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses;

                          (xii) this transaction will not cause the Company to become an "investment company" subject to registration as such term is defined under the 1940 Act; and

                          (xiii) the Common Stock is a Nasdaq National Market security on The Nasdaq Stock Market and is registered under the Exchange Act.

                 Such counsel shall also state that they have no reason to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials and, as to matters involving the application of laws of any jurisdiction other than the State of Ohio or the United States, to the extent satisfactory in form and scope to counsel for the Underwriters, upon the opinion of local counsel reasonably satisfactory to counsel for the Underwriters, and copies of such opinion shall be delivered to the Underwriters and counsel for the Underwriters. Such counsel may state that they are not passing on matters relating to patents and trademarks.

                 References to the Registration Statement and the Prospectus in this subsection (d) shall include any amendment or supplement thereto at the date of such opinion.

                 (e) The Representatives shall have received an opinion from Keating, Muething & Klekamp, counsel for the Selling Shareholder, dated the Firm Closing Date or the Option Closing Date, as the case may be, to the effect that:

                          (i) each of this Agreement and the Durable Power of Attorney and Custody Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder and such agreement constitutes the valid and binding agreement of the Selling Shareholder, enforceable in accordance with its respective terms, except that rights to indemnity or contribution thereunder may be limited by applicable law and except as enforceability of such agreement may be limited by bankruptcy or similar laws generally affecting the rights of creditors and by equitable principles limiting the right to specific performance or other equitable relief;

                          (ii) the execution and delivery of this Agreement and the Durable Power of Attorney and Custody Agreement and the consummation of the transactions herein and therein contemplated will not constitute a breach, or be in contravention, of any provision of any agreement, franchise, license, mortgage, deed of trust or other instrument to which the Selling Shareholder is a party or by which the Selling Shareholder or the Selling Shareholder's property may be bound or affected, or violate any order or decree of any court, regulatory or governmental body, administrative body or instrumentality of the United States or other jurisdiction having jurisdiction over the Selling Shareholder;

                          (iii) the Selling Shareholder has full legal right, power and authority, and has secured any consent, approval, authorization and order required to enter into and perform this Agreement and the Durable Power of Attorney and Custody Agreement and to sell, assign, transfer and deliver title to the Shares to be sold by the Selling Shareholder as provided herein; and upon delivery to the Underwriters or upon the order of the Representatives against payment of the agreed consideration therefor in accordance with the provisions of this Agreement, the Underwriters will acquire good and marketable title to the Shares to be sold hereunder by such Selling Shareholder, free and clear of all voting trust arrangements, liens, encumbrances, security interests, equities, claims and community or marital property rights; and

                          (iv)       to such counsel's knowledge, the
         information concerning the Selling Shareholder contained in the Prospectus under the caption "Principal Shareholders and Selling Shareholder" complies in all material respects with the Act.

                 In rendering such opinion, counsel for the Selling Shareholder may rely, to the extent counsel deems such reliance proper, as to matters of fact upon a certificate of the Selling Shareholder, and copies of such certificate shall be furnished to the Representatives and counsel for the Underwriters on or before each Closing Date.

                 (f) The Representatives shall have received an opinion of Foley & Lardner, counsel for the Underwriters, dated the Firm Closing Date or the Option Closing Date, as the case may be, with respect to the issuance and sale of the Shares, the Registration Statement and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents and shall have exhibited to them such papers and records as they request for the purpose of enabling them to pass upon such matters.

                 (g) The Representatives shall have received on each Closing Date, a certificate of John A. Kraeutler, President and Chief Operating Officer, and Gerard Blain, Vice President and Chief Financial Officer, of the Company, to the effect that:

                          (i) The representations and warranties of the Company and the Selling Shareholder set forth in Section 2(a) hereof are true and correct as of the date of this Agreement and as of the date of such certificate, and the Company has complied with all the agreements and satisfied all the conditions to be performed or satisfied by it at or prior to the date of such certificate;

                          (ii) The Commission has not issued an order preventing or suspending the use of the Prospectus or any Preliminary Prospectus or any amendment or supplement thereto; no stop order suspending the effectiveness of the Registration Statement has been issued; and to the knowledge of the respective signatories, no proceedings for that purpose have been initiated or are pending or contemplated under the Act or under the Blue Sky Laws of any jurisdiction;

                          (iii) Each of the respective signatories has carefully examined the Registration Statement and the Prospectus, and any amendment or supplement thereto, including any documents filed under the Exchange Act and deemed to be incorporated by reference in the Registration Statement, and such documents contain all statements required to be stated therein, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and since the date on which the Registration Statement was initially filed, no event has occurred that was required to be set forth in an amendment or supplement to the Prospectus or in an amendment to the Registration Statement that has not been so set forth, and there has been no document required to be filed under the Exchange Act that upon such filing would be deemed to be incorporated by reference in the Registration Statement that has not been so filed; and

                          (iv) Since the date on which the Registration Statement was initially filed with the Commission, there has not occurred any Material Adverse Change or development involving, or which could be expected to involve, a Material Adverse Change, whether or not arising from transactions in the ordinary course of business, except as disclosed in the Prospectus and the Registration Statement as heretofore amended or (but only if the Representatives expressly consent thereto in writing) as disclosed in an amendment or supplement thereto filed with the Commission and delivered to the Representatives after the execution of this Agreement; since such date and except as so disclosed or in the ordinary course of business, the Company has not incurred any liability or obligation, direct or indirect, or entered into any transaction which is material to the Company; since such date and except as so disclosed, there has not been any change in the outstanding capital stock of the Company, or any change that is material to the Company in the short-term debt or long-term debt of the Company; since such date and except as so disclosed, the Company has not acquired any of the Common Stock or other capital stock of the Company nor has the Company declared or paid any dividend, or made any other distribution, upon its outstanding Common Stock payable to shareholders of record on a date prior to such Closing Date; since such date and except as so disclosed, the Company has not incurred any material contingent obligations, and no material litigation has commenced or been threatened against the Company; and, since such date and except as so disclosed, the Company has not sustained any material loss or interference from any strike, fire, flood, windstorm, accident or other calamity (whether or not insured) or from any court or governmental action, order or decree.

                 The delivery of the certificate provided for in this subsection (g) shall be and constitute a representation and warranty of the Company as to the facts required in the immediately foregoing clauses (i),
(ii), (iii) and (iv) to be set forth in said certificate.

                 (h) The Representatives shall have received a certificate from the Selling Shareholder (which may be signed by such Selling Shareholder's Attorneys-in-Fact, or either of them), dated the Firm Closing Date or the Option Closing Date, as the case may be, to the effect that: (i) the representations and warranties of such Selling Shareholder in Sections 2 and 3 of this Agreement are true and correct as of the date of this Agreement and as of the date of such certificate, as if again made on and as of such Closing Date, and the Selling Shareholder has complied with all of the agreements and satisfied all of the conditions to be performed or satisfied by the Selling Shareholder at or prior to such Closing Date; and (ii) the Selling Shareholder has no reason to believe that the Registration Statement or any amendment thereto, including any documents filed under the Exchange Act and deemed to be incorporated by reference in the Registration Statement, at the time it was declared effective by the Commission contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as amended or supplemented, including any documents filed under the Exchange Act and deemed to be incorporated by reference in the Registration Statement, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (i) At the time this Agreement is executed and also on each Closing Date, there shall be delivered to the Representatives a letter addressed to the Representatives, as representatives of the Underwriters, from Arthur Andersen LLP, the Company's independent accountants, the first letter to be dated the date of this Agreement, the second letter to be dated the Firm Closing Date and the third letter (if applicable) to be dated the Option Closing Date, which shall be in form and substance satisfactory to the Representatives and shall, without limitation, contain financial information concerning the Company and the Subsidiaries as of a date within five days of the date of such letter. There shall not have been any change or decrease set forth in any of the letters referred to in this subsection (i) that makes it impracticable or inadvisable in the judgment of the Representatives to proceed with the public offering or purchase of the Shares as contemplated hereby.

                 (j) The Shares shall have been qualified or registered for sale under the Blue Sky Laws of such jurisdictions as shall have been specified by the Representatives, and the underwriting terms and arrangements for the offering shall have been cleared by the NASD.

                 (k) Such further certificates and documents as the Representatives may reasonably request (including certificates of officers of the Company).

                 All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are satisfactory to the Representatives and to Foley & Lardner, counsel for the Underwriters, which Representatives and Firm agree to act reasonably in so determining. The Company and the Selling Shareholder shall furnish the Representatives with such manually signed or conformed copies of such opinions, certificates, letters and documents as the Representatives may reasonably request.

                 If any condition to the Underwriters' obligations hereunder to be satisfied prior to or at either Closing Date is not so satisfied, this Agreement at the election of the Representatives will terminate upon notification to the Company and the Attorneys-in-Fact, or any one of them, for the Selling Shareholder, without liability on the part of any Underwriter, including the Representatives, the Company or the Selling Shareholder except for the provisions of Section 7(f) hereof, the expenses to be paid by the Selling Shareholder pursuant to Section 8 hereof and except to the extent provided in Section 11 hereof.

                 10. MAINTAIN EFFECTIVENESS OF REGISTRATION STATEMENT. The Company will use its best efforts and the Selling Shareholder will use his best efforts to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement and, if such stop order is issued, to obtain as soon as possible the lifting thereof.

                 11.      INDEMNIFICATION.

                 (a) The Company and the Selling Shareholder, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act from and against any losses, claims, damages, expenses, liabilities or actions in respect thereof ("Claims"), joint or several, to which such Underwriter or each such controlling person may become subject under the Act, the Exchange Act, Blue Sky Laws or other federal or state statutory laws or regulations, at common law or otherwise (including payments made in settlement of any litigation), insofar as such Claims arise out of or are based upon any breach of any representation, warranty or covenant made by the Company and/or the Selling Shareholder in this Agreement, or any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or in any application filed under any Blue Sky Law or other document executed by the Company for that purpose or based upon written information furnished by the Company and filed in any state or other jurisdiction to qualify any or all of the Shares under the securities laws thereof (any such document, application or information being hereinafter called a "Blue Sky Application") or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company and the Selling Shareholder, jointly and severally, agree to reimburse each Underwriter and each such controlling person for any legal fees or other expenses incurred by such Underwriter or any such controlling person in connection with investigating or defending any such Claim; provided, however, that the Company and the Selling Shareholder will not be liable in any such case to the extent that any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus or supplement thereto or in any Blue Sky Application in reliance upon and in conformity with the written information furnished to the Company pursuant to
Section 5 of this Agreement and provided, further, that with respect to any untrue statement or omission, or alleged untrue statement or omission, made in any Preliminary Prospectus, the indemnity agreement contained in this subsection 11 (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased shares if such untrue statement or omission or alleged untrue statement or omission made in such Preliminary Prospectus is eliminated or remedied in the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto to the Underwriters) and such loss, claim, damage or liability of such Underwriter results from the fact that there was not furnished to such person, at or prior to the written confirmation of the sale of such Shares to such person, a copy of the Prospectus (as so amended or supplemented) if the Company had previously furnished copies thereof to such Underwriter. The indemnification obligations of the Company and the Selling Shareholder as provided above are in addition to and in no way limit any liabilities the Company and the Selling Shareholder may otherwise have.

                 (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and each of its officers who signs the Registration Statement, and each person, if any, who controls the Company within the meaning of the Act or the Exchange Act and the Selling Shareholder against any Claim to which the Company, or any such director, officer, controlling person or the Selling Shareholder may become subject under the Act, the Exchange Act, Blue Sky Laws or other federal or state statutory laws or regulations, at common law or otherwise (including payments made in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter and Cleary Gull), insofar as such Claim arises out of or is based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary

Prospectus, the Prospectus, or any amendment or supplement thereto, or in any Blue Sky Application, or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or in any Blue Sky Application, in reliance solely upon and in conformity with the written information furnished by the Representatives to the Company pursuant to Section 5 of this Agreement. Each Underwriter will severally reimburse any legal fees or other expenses incurred by the Company, or any such director, officer, controlling person or the Selling Shareholder in connection with investigating or defending any such Claim, and from any and all Claims solely resulting from failure of an Underwriter to deliver a Prospectus, if the person asserting such Claim purchased Shares from such Underwriter and a copy of the Prospectus (as then amended if the Company shall have furnished any amendments thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended) would have cured the defect giving rise to such Claim. The indemnification obligations of each Underwriter as provided above are in addition to any liabilities any such Underwriter may otherwise have. Notwithstanding the provisions of this section, no Underwriter shall be required to indemnify or reimburse the Company, or any officer, director, controlling person or Selling Shareholder in an aggregate amount in excess of the total price at which the Shares purchased by any such Underwriter hereunder were offered to the public, less the amount of any damages such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                 (c) Promptly after receipt by an indemnified party under this section of notice of the commencement of any action in respect of a Claim, such indemnified party will, if a Claim in respect thereof is to be made against an indemnifying party under this section, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve an indemnifying party from any liability it may have to any indemnified party under this section or otherwise, except to the extent the indemnifying party is actually prejudiced by the failure to give such notice. In case any such action is brought against any indemnified party, and such indemnified party notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in and, to the extent that he, she or it may wish, jointly with all other indemnifying parties, similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and any indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to the indemnified party and/or other indemnified parties which are different from or additional to those available to any indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

                 (d) Upon receipt of notice from the indemnifying party to such indemnified party of the indemnifying party's election to assume the defense of such action and upon approval by the indemnified party of counsel selected by the indemnifying party, the indemnifying party will not be liable to such indemnified party under this section for any legal fees or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless:

                          (i) the indemnified party shall have employed separate counsel in connection with the assumption of legal defenses in accordance with the proviso to the last sentence of subsection (c) of this Section (it being understood, however, that the indemnifying party shall not be liable for the legal fees and expenses of more than one separate counsel, approved by Cleary Gull, if one or more of the Underwriters or their controlling persons are the indemnified parties);

                          (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the indemnified party's notice to the indemnifying party of commencement of the action; or

                          (iii) the indemnifying party has authorized the employment of counsel at the expense of the indemnifying party.

                 (e) If the indemnification provided for in this section is unavailable to an indemnified party under subsection (a) or (b) hereof in respect of any Claim referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall, subject to the limitations hereinafter set forth, contribute to the amount paid or payable by such indemnified party as a result of such Claim:

                          (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Shareholder and the Underwriters from the offering of the Shares; or

                          (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Company, the Selling Shareholder and the Underwriters in connection with the statements or omissions which resulted in such Claim, as well as any other relevant equitable considerations.

                 The relative benefits received by each of the Company, the Selling Shareholder and the Underwriters shall be deemed to be in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the amount of the underwriting discounts and commissions per share appearing on the cover page of the Prospectus bears to the public offering price per share appearing thereon, and the Company (including its officers and directors and controlling persons), and the Selling Shareholder is responsible for the remaining portion. The relative fault of the Company, the Selling Shareholder and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholder or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the Claims referred to above shall be deemed to include, subject to the limitations set forth in subsections (c) and (d) of this section, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

                 (f) The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this section were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method or allocation which does not take into account the equitable considerations referred to in subsection (e) of this Section. Notwithstanding the other provisions of this section, no Underwriter shall be required to contribute any amount that is greater than the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this section are several in proportion to their respective underwriting commitments and not joint.

                 12. DEFAULT OF UNDERWRITERS. It shall be a condition to the obligations of each Underwriter to purchase the Shares in the manner as described herein, that, except as hereinafter provided in this section, each of the Underwriters shall purchase and pay for all the Shares agreed to be purchased by such Underwriter hereunder upon tender to the Representatives of all such Shares in accordance with the terms hereof. If any Underwriter or Underwriters default in their obligations to purchase Shares hereunder on either the Firm Closing Date or the Option Closing Date and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of Shares which the Underwriters are obligated to purchase on such Closing Date, the Representatives may make arrangements for the purchase of such Shares by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date the nondefaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Shares which such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of Shares with respect to which such default or defaults occur is greater than ten percent (10%) of the total number of Shares which the Underwriters are obligated to purchase on such Closing Date, and arrangements satisfactory to the Representatives for the purchase of such Shares by other persons are not made within thirty-six hours after such default, then this Agreement will terminate without liability on the part of any nondefaulting

Underwriter, the Company or the Selling Shareholder, except for the expenses to be paid by the Company and the Selling Shareholder pursuant to Section 8 hereof and except to the extent provided in Section 11 hereof.

                 In the event that Shares to which a default relates are to be purchased by the nondefaulting Underwriters or by another party or parties, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, for not more than seven business days in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangements, may be effected.
As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

                 13. EFFECTIVE DATE. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto. Such execution and delivery shall include an executed copy of this Agreement sent by telecopier, facsimile transmission or other means of transmitting written documents.

                 14.      TERMINATION.     Without limiting the right to
terminate this Agreement pursuant to any other provision hereof, this Agreement may be terminated by the Representatives prior to or on the Firm Closing Date and the over-allotment option from the Company and the Selling Shareholder referred to in Section 3(c) hereof, if exercised, may be cancelled by the Representatives at any time prior to or on the Option Closing Date, if in the judgment of the Representatives, payment for and delivery of the Shares is rendered impracticable or inadvisable because:

                 (a) trading in the Common Stock shall have been suspended by the Commission or the Nasdaq National Market; additional restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally; minimum or maximum prices shall have been established on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market; or trading in securities generally shall have been suspended or materially limited on either such exchange or on the Nasdaq National Market;

                 (b) a general banking moratorium shall have been established by either federal or state authorities in New York, Ohio or Wisconsin;

                 (c) any event shall have occurred or shall exist which makes untrue or incorrect in any material respect any statement or information contained in the Registration Statement or which is not reflected in the Registration Statement but should be reflected therein to make the statements or information contained therein not misleading in any material respect; or

                 (d) an outbreak or escalation of hostilities or other national or international calamity, crisis or emergency or any substantial change in political, financial or economic conditions shall have occurred or shall have accelerated to such extent, in the judgment of the Representatives, as to have a material adverse effect on the financial markets of the United States, or to make it impracticable or inadvisable to proceed with completion of the sale of and payment for the Shares as provided in this Agreement.

                 Any termination pursuant to this Section shall be without liability on the part of any Underwriter to the Company or the Selling Shareholder, or on the part of the Company or the Selling Shareholder to any Underwriter, except for expenses to be paid by the Selling Shareholder pursuant to Section 8 hereof or reimbursed by the Selling Shareholder pursuant to
Section 7(f) hereof and except as to indemnification to the extent provided in
Section 11 hereof.

                 15. REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY. The respective indemnities, agreements, representations, warranties, covenants and other statements of the Company, of its officers or directors, of the Selling Shareholder, and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Selling Shareholder or the Company or any of its or their partners, officers, directors or any controlling person, as the case may be, and will survive delivery of and payment for the Shares sold hereunder.

                 16. NOTICES. All communications hereunder will be in writing and, if sent to the Representatives, will be mailed, delivered, telecopied (with receipt confirmed) or telegraphed and confirmed to Cleary Gull Reiland & McDevitt Inc. at 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, Attention: Chris Barnes, Vice President, with a copy to Patrick G. Quick, Esq., Foley & Lardner, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-5367; and if sent to the Company, will be mailed, delivered, telecopied (with receipt confirmed) or telegraphed and confirmed to the Company at Meridian Diagnostics, Inc., Attention: Gerald Blain, 3471 River Hills Drive, Cincinnati, Ohio 45244, with a copy to Edward E. Steiner, Esq., Keating, Muething & Klekamp, 1800 Provident Tower, One East Fourth Street, Cincinnati, Ohio 45202; and, if sent to the Selling Shareholder, will be mailed, delivered, telecopied (with receipt confirmed) or telegraphed and confirmed to the Attorneys-in-Fact, or either of them, in care of the Company, with copies to J. Jeffrey Brausch, J. Jeffrey Brausch and Company, 203 South Court Street, Medina, Ohio 44256 and Edward E. Steiner, Esq., Keating, Muething & Klekamp, 1800 Provident Tower, One East Fourth Street, Cincinnati, Ohio 45202

                 17. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, personal representatives and assigns, and to the benefit of the officers and directors and controlling persons referred to in Section 11 hereof and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Shares as such from any of the Underwriters merely by reason of such purchase.

                 18. PARTIAL UNENFORCEABILITY. If any section, paragraph, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other section, paragraph clause or provision hereof.

                 19. APPLICABLE LAW; COUNTERPARTS. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Wisconsin without reference to conflict of law principles thereunder. This Agreement may be signed in various counterparts which together shall constitute one and the same instrument, and shall be effective when at least one counterpart hereof shall have been executed by or on behalf of each party hereto.

                 If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company, the Selling Shareholder and the several Underwriters, including the Representatives, all in accordance with its terms.

                                        Very truly yours,

                                        MERIDIAN DIAGNOSTICS, INC.
                                        (the "Company")



                                        By: _______________________________
                                            William J. Motto
                                            Chairman and Chief Executive Officer



                                        _____________________________________
                                        Jerry L. Ruyan
                                        (the "Selling Shareholder")




The foregoing Underwriting Agreement
is hereby confirmed and accepted as of
the date first above written.

CLEARY GULL REILAND & MCDEVITT INC.
THE OHIO COMPANY
RONEY & CO.
Acting as Representatives of the
several Underwriters (including themselves) identified in Schedule I annexed hereto.

By:      CLEARY GULL REILAND & MCDEVITT INC.


         By:     ____________________________________
                 Chris Barnes, Vice President

                           MERIDIAN DIAGNOSTICS, INC.

                                   EXHIBIT A
                                   ---------

          Subsidiary                                 Ownership
          ----------                                 ---------

  Omega Technologies, Inc.                           100% owned by the Company

  Meridian Diagnostics International, Inc.           100% owned by the Company

  Meridian Diagnostics Europe s.r.l.                 99% (22,500 quotas) owned
                                                     by the Company and 1% owned
                                                     (225 quotas) owned by
                                                     Todd Motto

                           MERIDIAN DIAGNOSTICS, INC.

                                   SCHEDULE I
                                   ----------
                                                           NUMBER OF FIRM
                                                              SHARES TO
        NAME OF UNDERWRITER                                 BE PURCHASED
        -------------------                                 ------------

  Cleary Gull Reiland & McDevitt Inc.
  The Ohio Company
  Roney & Co.






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